Exhibit 99.1

White Mountains Insurance Group, Ltd. Annual Investor Meeting June 22, 2011

2 Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. Please see our discussion at page 95 of our most recent report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s most recent report on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other property and casualty insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; (x) actions taken by rating agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xi) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

Highlights: Solid Performance in Soft Markets 2010: White Mountains Re: a solid year despite significant global cat activity OneBeacon: transformed into a specialty company Esurance: returned to profitable growth Solid investment returns 2011: Continued cat activity Generally soft markets except for recent improvements in property Agreement to sell Esurance & AFI to Allstate Capital - 2010-11: White Mountains Re & OneBeacon returned over $450 million of capital to WTM Maintaining strong balance sheets $315 million cumulative WTM share repurchases @ $334 per share Undeployed capital expected to grow to over $2 billion post sale 4

Highlights: Solid Performance in Soft Markets 2010: White Mountains Re: a solid year despite significant global cat activity OneBeacon: transformed into a specialty company Esurance: returned to profitable growth Solid investment returns 2011: Continued cat activity Generally soft markets except for recent improvements in property Agreement to sell Esurance & AFI to Allstate Capital - 2010-11: White Mountains Re & OneBeacon returned over $450 million of capital to WTM Maintaining strong balance sheets $315 million cumulative WTM share repurchases @ $332 per share Undeployed capital expected to grow to over $2 billion post sale 4

5 16% Annual Growth in ABVPSNGM Since 1985 IPO 1 year 3 year 5 year 10 year Since IPO White Mountains [1] 28.5% 6.3% 9.5% 12.2% 15.8% S&P 500 15.4% 1.9% 2.3% 2.9% 9.1% [1] - White Mountains growth in adjusted book value per share pro forma for the sale of Esurance & AFI to Allstate Return Period Ended 1Q11

Sale of Esurance & AFI Announced on May 18th; expected to close in the fall $700 million plus tangible book value About 2.5x tangible book value 11% IRR vs. S&P total return of 2% $80 increase in WTM adjusted book value per shareNGM $1.1 billion of capital freed up 6

Esurance & AFI: A Look Back Esurance launched in 1999 funded by VC’s WTM purchased in 2000 for $9 million Economically profitable since 2004 Large annual advertising budget since 2005 Acquired AFI in 2008 Superior business model Solid growth after recovery from financial crisis Sale = win-win transaction 7

OneBeacon Underwriting Performance 8 Net written premiums $ in millions Combined ratio Net Written Premiums & Combined Ratios - 500.0 1,000.0 1,500.0 2,000.0 2,500.0 3,000.0 3,500.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 75.0% 85.0% 95.0% 105.0% 115.0% 125.0% 135.0% Specialty Insurance Operations (SIO) OneBeacon Insurance Group (OBIG) OBIG Combined Ratio SIO Combined Ratio

OneBeacon: 14-15% IRR on Investment Since 2001 9 Cumulative annualized after tax rate of return: Book value: 14% Market value: 15% Terminal value @ book: 14% Terminal value @ market: 15% $ in billions - $2 - $1 $0 $1 $2 $3 $4 cumulative distributions to WTM WTM equity capital committed cost net of cumulative distributions

White Mountains Re: 10% IRR on Book Value since 1996 10 $ in billions $0 $1 $2 $3 $4 cumulative distributions to WTM WTM equity capital committed cost net of cumulative distributions

11 White Mountains Re: Results 2010: 94% combined ratio - $130 million Chile quake but no U.S. hurricanes $1,079 million gross written premiums Loss reserves developed favorably by $57 million $225 million of capital returned to WTM; $1.5 billion since 2006 1Q11: 132% combined ratio; same as 1Q10 $125 million of cats = 56 points Japan = $80 million & New Zealand = $42 million $14 million comprehensive income; 1% growth in book value per share

12 White Mountains Re: Underwriting Performance Combined ratios: 2006 2007 2008 2009 2010 1Q11 Total Calendar year 102% 94% 106% 80% 94% 132% 97% Accident year 84% 91% 98% 83% 101% 136% 93% Accident year at full cat load NGM 95% 100% 97% 91% 93% 94% 95%

$2.5 B of capital @ 13 White Mountains Re: Business Mix Net Written Premiums ($ in millions) 2008 1Q11 (ttm) Property $486 $412 Casualty 96 30 Accident & Health 189 219 Trade Credit 14 56 Aviation, Space & Other 146 144 Total $931 $861

14 White Mountains Re: 2011 Outlook Property rates moving in the right direction Global cat activity & RMS v 11.0 wind model in U.S. Trade credit still strong Other lines not showing a turn Industry capital & capacity still robust Lloyd’s syndicate Sirius 1945 7/1/11 start with £66 million stamp capacity ($100 million u/w capacity) London Branch A&H and contingency business Business Plan includes $300 million capital return to WTM

15 White Mountains Re: Sirius Combined Ratio vs. Industry

16 White Mountains Re: The Sirius Story Founded in 1945 by the Axel Johnson group Purchased by WTM in 2004 for $428 million By 2010 Sirius’ business had grown to $ 1.0 billion of gross written premiums (legal entity) $4.1 billion of total assets $1.9 billion of regulatory capital Branch office structure nurtures local market relationships Success derived from Strong underwriting controls Uniquely experienced management team Long-term business partnerships Focus on profits, not volume

Investments Long-term philosophy of investing for total return Fixed income portfolio short, safe and sound Value-oriented equity portfolio = 43% of adjusted shareholders’ equity 2010 investment results — Solid absolute returns; poor relative returns — Strong contributions from equities, currency 1Q11 investment results — Strong in all sectors 17

18 Track Record: Total Portfolio Return 1Q11 1-year 5-years 10-years Total portfolio return NGM 2.1% 5.1% 4.4% 5.7% 10 Year CMT -0.6% 8.4% 5.0% 5.3% Conventional Wisdom Benchmark 1.2% 8.1% 5.5% 5.4% Total fixed income 1.6% 3.8% 4.9% 5.2% Total fixed income, ex-currency 0.6% 3.2% 4.5% 5.1% Barclays Intermediate Aggregate 0.5% 6.1% 5.8% 5.7% Total equities 4.1% 10.9% 3.6% 10.2% Prospector managed accounts 5.0% 18.9% 4.7% n/a S&P 500 5.9% 15.1% 2.3% 1.4% portfolio returns (periods ending 12/31/10)

19 Foreign Currency Exposure $ in millions exposure, 3/31/11 currency gross net SEK 776 $ 286 $ EUR 450 240 GBP 111 97 CAD 100 6 CLP / JPY 84 - other 91 54 total 1,612 $ 683 $

20 Fixed Income PortfolioNGM $ in billions 100%= 100%= 100%= wgt. avg. credit quality duration 1.6 AA 2.3 AA AA 1.9 $7.5 $7.3 $8.9 16% 30% 12% 28% 19% 18% 23% 21% 33% 11% 17% 22% 16% 11% 3% 6% 2% 13% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2007 2008 1Q11 other abs, munis, and pref'd non-agency MBS (RMBS & CMBS) agency-backed MBS corporates us & foreign governments cash + short-term investments

21 Equity ExposureNGM $ in billions equities / adj shrs eq 43% 36% 58% 71% $3.1 $3.1 $1.4 $1.6 $5.2 $4.3 $4.0 $3.8 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2007 2Q08 BRK PF 2009 1Q11 common equities, convertibles, alternatives & affiliated adjusted shareholders' equity plus OneBeacon noncontrolling interest common equities, convertibles, alternatives & affiliated as % of adj. shareholders' equity

WM Life Re: Runoff 22 Hedging program essentially breakeven in 2010, $9 million loss in 1Q11 There have been charges for surrender assumptions $48 million in 2010, $0 in 1Q11 In recent quarters, surrenders tracking with revised assumptions Downside on surrenders is limited The risk associated with hedging remains, though we have made considerable improvements ($ in millions) 12/31/08 12/31/09 12/31/10 3/31/11 Down market shock $98 $53 $53 $42 Up market shock 35 23 21 20

WTM invested $195 million as lead investor in August 2004 acquisition SYA went public in January 2010 Total current value of WTM investment = $407 million $78 million of dividends $293 million common stock at adjusted book valueNGM ($237 million at market) $36 million warrants Inception to date returns on WTM investment IRR at book value: 13.3% IRR at market value: 10.6% S&P 500: 4.6% S&P Financials: (4.4%) 23 Symetra

24 Consolidated Capitalization ($ in millions) 12/31/09 12/31/10 3/31/11 3/31/11 PF* Total debt $ 1,051 $ 819 $ 819 $ 669 Noncontrolling interest - WMRe pref. shares 250 250 250 250 Noncontrolling interest - OneBeacon 351 295 300 276 Adjusted shareholders' equity NGM 3,666 3,595 3,537 4,168 Total adjusted capital NGM $ 5,318 $ 4,959 $ 4,906 $ 5,363 Debt to total adjusted capital 20% 17% 17% 12% Debt and preferred to total adjusted capital 24% 22% 22% 17% *Pro forma for the sale of Esurance & AFI to Allstate, and OneBeacon's 2Q11 debt tender and special dividend

Capital Management Ended 2010 with undeployed capital of about $1.1 billion $222 million of share repurchases $201 million of debt reduction at OneBeacon Have continued capital management activities into 2011 $93 million of share repurchases $150 million debt tender at OneBeacon completed in April Esurance transaction generates additional undeployed capital of $1.1 billion Over $2 billion of undeployed capital pro forma for Esurance transaction 25

26 What to Expect Growth in adjusted book value per share Commitment to our operating principles Underwriting comes first Maintain a disciplined balance sheet Invest for total return Think like owners Capital management Opportunistic approach to the business

27 Wise Words... Benjamin Graham “In the short run, the market is a voting machine, but in the long run it is a weighing machine.” Benjamin Graham

Appendix: Non-GAAP Financial Measures

1. ***Adjusted book value per share*** is a non-GAAP measure that adjusts White Mountains' GAAP book value per common share to include the effects of assumed conversion of all convertible securities, and to exclude equity in net unrealized gains and losses from Symetra's fixed maturity portfolio. In addition, the number of common shares outstanding used in the calculation of adjusted book value per share is adjusted to exclude unearned shares of restricted stock the compensation cost of which, at the date of calculation, has yet to be amortized.
2. ***Accident year combined ratio at full cat load*** is a non-GAAP measure that adjusts White Mountains Re's GAAP combined ratio to eliminate prior year reserve additions and releases and to replace actual catastrophe losses with the expected aggregate annual catastrophe losses.
3. ***Total portfolio return*** is a non-GAAP measure that adjusts White Mountains' GAAP investment return to (i) include investment results of OneBeacon's pension plan and the investment in Symetra (which, under GAAP, is accounted for as an investment in unconsolidated insurance affiliate), (ii) exclude the investment returns of reciprocal insurance exchanges, the impact of consolidation of certain limited partnerships consolidated under GAAP and the investment income resulting from interest credited on funds withheld by ceding companies, and (iii) reflect the impact of certain intra-portfolio reclassifications and the impact of time value weighting of capital flows when calculating investment returns.
4. ***Fixed income portfolio*** is a non-GAAP measure that adjusts White Mountains' GAAP investment balances to (i) include investments held in OneBeacon's pension plan, (ii) exclude the impact of consolidation of certain reciprocal insurance exchanges consolidated under GAAP and certain investments held as collateral at WM Life Re, and (iii) reflect the impact of unsettled investment trades and certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate.
5. ***Equity exposure*** is a non-GAAP measure that adjusts White Mountains' GAAP investment balances to (i) include the investments held in OneBeacon's pension plan and the investment in Symetra (which, under GAAP, is accounted for as an investment in unconsolidated affiliate), (ii) exclude the impact of consolidation of certain limited partnerships consolidated under GAAP, and (iii) reflect the impact of certain intra-portfolio reclassifications and adjustments where management believes that alternative valuations are more accurate.
6. ***Adjusted book value*** of White Mountains' common stock investment in Symetra is a non-GAAP measure that adjusts the GAAP equity accounting value of White Mountains' investment in Symetra common stock to exclude the impact of White Mountains' equity in net unrealized gains and losses in Symetra's fixed maturity portfolio.
7. ***Adjusted shareholders' equity*** is a non-GAAP measure that adjusts White Mountains' GAAP common shareholders' equity to exclude White Mountains' equity in net unrealized gains and losses from Symetra's fixed maturity portfolio.
8. ***Total adjusted capital*** is a non-GAAP measure that adjusts White Mountains' GAAP total capital to include White Mountains' noncontrolling interest in OneBeacon and to exclude White Mountains' equity in net unrealized gains and losses from Symetra's fixed maturity portfolio.

White Mountains

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29 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted book value per share to GAAP book value per share ($ millions, except per share amounts; shares in thousands) Numerator 12/31/10 3/31/11 GAAP common shareholders' equity $ 3,653 $ 3,595 benefits to be received from share obligations under employee stock option plans [1] - - book value per share, numerator 3,653 3,595 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio (59) (59) adjusted book value per share, numerator $ 3,595 $ 3,537 Denominator common shares outstanding 8,195 7,976 share obligations under employee stock option plans [1] - - GAAP book value per share, denominator 8,195 7,976 unearned restricted shares (37) (58) adjusted book value per share, denominator 8,158 7,918 GAAP book value per share $ 446 $ 451 adjusted book value per share $ 441 $ 447 adjusted book value per share - pro forma for sale of Esurance & AFI $ 527 [1] assumes conversion of in-the-money stock options

30 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation White Mountains Re's accident year combined ratio at full cat load to GAAP combined ratio 2006 2007 2008 2009 2010 1Q11 Total GAAP combined ratio 102% 94% 106% 80% 94% 132% 97% prior year net reserve (additions) releases -18% -3% -8% 3% 7% 4% -4% adjust actual cats to full cat load 11% 9% -1% 8% -8% -42% 2% Accident year combined ratio at full cat load 95% 100% 97% 91% 93% 94% 95%

31 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return Investment Return Reconciliation - 1Q11 GAAP Adjusting Total Portfolio Return Items Return fixed income return 1.6% 0.0% [1] 1.6% equities return 4.6% -0.5% [2] 4.1% total portfolio return 2.0% 0.1% 2.1% [1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by reciprocal insurance exchanges, exclusion of interest earned on funds held by ceding companies, and inclusion of pension plan investments in GAAP return. [2] Difference primarily attributable to consolidation of investments held by certain entities consolidated under GAAP, the inclusion of pension plan investments, and the treatment of Symetra common stock as investment in unconsolidated insurance affiliate under GAAP.

32 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investments - total portfolio return to GAAP return over 1 year, 5 year and 10 year periods GAAP Adjusting Total Portfolio Return Items Return 1 year 5.0% 0.1% [1] 5.1% 5 year 3.9% 0.5% [1] 4.4% 10 year 5.6% 0.1% [1] 5.7% [1] Difference primarily attributable to inclusion of investment results of OneBeacon's pension plan and certain investments that under GAAP are accounted for as investments in unconsolidated affiliates, and the exclusion of investment results of reciprocal insurance exchanges, the impact of consolidation of certain limited partnerships consolidated under GAAP, and the investment income resulting from interest credited on funds withheld by ceding companies. Further, differences result from the impact of time value weighting of capital flows when calculating investment returns.

33 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of fixed income portfolio to GAAP fixed income & short-term investments ($ millions) 2007 2008 1Q11 Total GAAP fixed income & short-term investments $ 9,004 $ 7,725 $ 7,415 unsettled trades 155 71 (49) pension investments 51 36 6 unwind GAAP consolidation of reciprocals (317) (341) (45) collateral held @ Life Re - (54) (66) investment reclassifications & valuations 9 43 20 fixed income portfolio $ 8,902 $ 7,480 $ 7,280

34 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of equity exposure to GAAP equity investments ($ millions) 2007 2Q08 BRK PF 2009 1Q11 GAAP common, convertible and alternative investments $ 2,645 $ 2,702 $ 1,033 $ 1,256 GAAP investments in unconsolidated affiliates 406 289 345 395 Total GAAP equity investments 3,051 2,991 1,378 1,651 pension investments 112 118 112 144 unwind consolidation of certain limited partnerships (73) (62) (29) (76) investment reclassifications & valuations 49 (16) (31) (19) affiliate investment adjustments (81) 31 9 (64) equity exposure $ 3,058 $ 3,062 $ 1,439 $ 1,637

35 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of investment in Symetra's common stock at adjusted book value to GAAP equity accounting value ($ millions) 1Q11 investment in Symetra common stock, at GAAP equity accounting value $ 357 equity in net unrealized (gains) losses from fixed maturity portfolio (64) investment in Symetra common stock, at adjusted book value $ 293

36 Appendix: Reconciliation of Non-GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted shareholders' equity and total adjusted capital to GAAP common shareholders' equity ($ millions) 12/31/09 12/31/10 3/31/11 GAAP common shareholders' equity $ 3,657 $ 3,653 $ 3,595 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio 9 (59) (59) adjusted shareholders' equity $ 3,666 $ 3,595 $ 3,537 debt 1,051 819 819 noncontrolling interest - WMRe preference shares 250 250 250 noncontrolling interest - OneBeacon 351 295 300 total adjusted capital $ 5,318 $ 4,959 $ 4,906